Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John R. Cooper, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avocent Corporation on Form 10-Q for the quarterly period ended September 26, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avocent Corporation.

By:/s/ John R. Cooper
Name: John R. Cooper
Title: President and Chief Executive Officer

I, Douglas E. Pritchett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avocent Corporation on Form 10-Q for the quarterly period ended September 26, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avocent Corporation.

By:/s/ Douglas E. Pritchett
Name: Douglas E. Pritchett
Title: Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary

Note: The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.  A signed original of each of these written statements required by Section 906 has been provided to Avocent Corporation and will be retained by Avocent Corporation and furnished to the Securities and Exchange Commission or its staff upon request.